                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

   [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

NOT APPLICABLE                                               94-1347393
(Jurisdiction of                                             (I.R.S. Employer
incorporation or                                             Identification No.)
organization if not a U.S.
national bank)

SIXTH STREET AND MARQUETTE AVENUE                            55479
Minneapolis, Minnesota                                       (Zip code)
(Address of principal executive offices)

                       Stanley S. Stroup, General Counsel
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)

                      UNIVERSAL HOSPITAL SERVICES, INC.
             (Exact name of obligor as specified in its charter)

DELAWARE                                                     41-0760940
(State or other                                              (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)

SUITE 1250                                                   55431-4442
3800 WEST 80TH STREET                                        (Zip code)
BLOOMINGTON, MINNESOTA
(Address of principal executive offices)


                          10.125% SENIOR NOTES DUE 2011
                       (Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal
                  Reserve System
                  Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16.  List of Exhibits. List below all exhibits filed as a part of this
                            Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

          Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*

          Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

          Exhibit 5.  Not applicable.

          Exhibit 6. The consents of United States institutional trustees required by Section 321(b) of the Act.

          Exhibit 7.  Consolidated Report of Condition attached.

          Exhibit 8.  Not applicable.

          Exhibit 9.  Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-99641.


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
                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 1st day of December, 2003.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION


                                          /s/ Michael G. Slade
                                          -----------------------------------
                                          Michael G. Slade
                                          Assistant Vice President

                                    EXHIBIT 6


December 3, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION


                                          /s/ Michael G. Slade
                                          -----------------------------------
                                          Michael G. Slade
                                          Assistant Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
             And Foreign and Domestic Subsidiaries, at the close of
            business September 30, 2003, filed in accordance with 12
                      U.S.C. Section 161 for National Banks.


                                                                                                      Dollar
                                                                                                     Amounts
                                                                                                   In Millions
                                                                                                  -------------
ASSETS
Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin                                            $  8,567
      Interest-bearing balances                                                                        1,428
Securities:
      Held-to-maturity securities                                                                          0
      Available-for-sale securities                                                                   13,007
Federal funds sold and securities purchased under agreements to resell:
      Federal funds sold in domestic offices                                                             176
      Securities purchased under agreements to resell                                                     58
Loans and lease financing receivables:
      Loans and leases held for sale                                                                  36,220
      Loans and leases, net of unearned income                                           137,569
      LESS:  Allowance for loan and lease losses                                           1,267
      Loans and leases, net of unearned income and allowance                                         136,302
Trading Assets                                                                                         6,839
Premises and fixed assets (including capitalized leases)                                               1,515
Other real estate owned                                                                                   82
Investments in unconsolidated subsidiaries and associated companies                                      285
Customers' liability to this bank on acceptances outstanding                                              76
Intangible assets
      Goodwill                                                                                         5,379
      Other intangible assets                                                                          6,233
Other assets                                                                                           8,209
                                                                                                    --------
Total assets                                                                                        $224,376
                                                                                                    ========

LIABILITIES
Deposits:
      In domestic offices                                                                           $121,516
            Noninterest-bearing                                                           30,651
            Interest-bearing                                                              90,865
      In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   17,499
            Noninterest-bearing                                                                3
            Interest-bearing                                                              17,496
Federal funds purchased and securities sold under agreements to repurchase:
      Federal funds purchased in domestic offices                                                     33,033
      Securities sold under agreements to repurchase                                                     383
Trading liabilities                                                                                    4,855

                                                                                                      Dollar
                                                                                                     Amounts
                                                                                                   In Millions
                                                                                                  -------------
Other borrowed money

      (includes mortgage indebtedness and obligations under capitalized leases)                       13,466

Bank's liability on acceptances executed and outstanding                                                  76

Subordinated notes and debentures                                                                      6,905

Other liabilities                                                                                      7,160
                                                                                                    --------
Total liabilities                                                                                   $204,893

Minority interest in consolidated subsidiaries                                                            41

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                              0
Common stock                                                                                             520
Surplus (exclude all surplus related to preferred stock)                                              13,289
Retained earnings                                                                                      5,811
Accumulated other comprehensive income                                                                 (178)
Other equity capital components                                                                            0
                                                                                                    --------
Total equity capital                                                                                  19,442

                                                                                                    --------
Total liabilities, minority interest, and equity capital                                            $224,376
                                                                                                    ========


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt
Howard Atkins           Directors
Clyde Ostler


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